ENDOWMENTS
            One Market, Steuart Tower, Suite 1800
             San Francisco, California 94105-1409
  Mailing Address:  P.O. Box 7650, San Francisco, California
                         94120-7650
                   Telephone (415) 421-9360


There were no significant changes in Endowments' internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.






                          ENDOWMENTS
            One Market, Steuart Tower, Suite 1800
             San Francisco, California 94105-1409
  Mailing Address:  P.O. Box 7650, San Francisco, California
                         94120-7650
                   Telephone (415) 421-9360



                          CERTIFICATION


I, Frank L. Ellsworth, certify that:


1.         I have reviewed this report on Form N-SAR of Endowments;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 26, 2002




              ______/s/ Frank L. Ellsworth ______
                      Frank L. Ellsworth
                 President & PEO, Endowments






                          ENDOWMENTS
            One Market, Steuart Tower, Suite 1800
             San Francisco, California 94105-1409
  Mailing Address:  P.O. Box 7650, San Francisco, California
                         94120-7650
                   Telephone (415) 421-9360



                        CERTIFICATION


I, Susi M. Silverman, certify that:


1.         I have reviewed this report on Form N-SAR of Endowments;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 20, 2002




              _______/s/ Susi M. Silverman______
                      Susi M. Silverman
                    Treasurer, Endowments